EXHIBIT 99.3


                        CERTIFICATION OF PERIODIC REPORT


I, Stephen W. Sanger, Chairman of the Board and Chief Executive Officer of General Mills, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended May 26, 2002 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002


                                        /s/ Stephen W. Sanger
                                        --------------------------------
                                        Stephen W. Sanger
                                        Chairman of the Board and
                                        Chief Executive Officer



I, James A. Lawrence, Chief Financial Officer of General Mills, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended May 26, 2002 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002


                                        /s/ James A. Lawrence
                                        --------------------------------
                                        James A. Lawrence
                                        Chief Financial Officer